Merger with the WarnerMedia Business of AT&T On April 8, 2022, Discovery, Inc. (“Discovery”) completed its merger (the “Merger”) with the WarnerMedia business of AT&T Inc. (the “WarnerMedia Business”) and changed its name to “Warner Bros. Discovery, Inc.” (“Warner Bros. Discovery”, “WBD”, the “Company”, “we”, “us” or “our”). Purpose of Trending Schedules The trending schedules summarize unaudited pro forma combined financial information to facilitate your review and understanding of the Company’s operating results. The trending schedules set forth important financial measures utilized by the Company defined by U.S. generally accepted accounting principles (“GAAP”). The Company uses non-GAAP financial measures, among other measures, to evaluate the operating performance of our business. These non-GAAP financial measures are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. GAAP. Pro Forma Combined Financial Information The unaudited pro forma combined financial information in the trending schedules presents the combined results of the Company and the WarnerMedia Business as if the Merger had been completed on January 1, 2021. Our Networks, DTC (as defined below), Studios and Corporate and Intersegment-eliminations pro forma financial information is based on the historical operating results and includes adjustments in accordance with Article 11 of Regulation S-X to illustrate the effects of the Merger as if it had occurred on January 1, 2021. The unaudited pro forma combined financial information is presented for informational purposes and is not indicative of the results of operations that would have been achieved if the Merger had occurred on January 1, 2021, nor is it indicative of future results. The unaudited pro forma financial information includes, where applicable, adjustments for (i) additional costs of revenues from the fair value step-up of film and television library, (ii) additional amortization expense related to acquired intangible assets, (iii) additional depreciation expense from the fair value of property and equipment, (iv) transaction costs and other one-time non-recurring costs, (v) additional interest expense for borrowings related to the Merger and amortization associated with fair value adjustments of debt assumed, (vi) changes to align accounting policies, (vii) elimination of intercompany activity, and (viii) associated tax-related impacts of adjustments.These pro forma adjustments are based on available information as of the date hereof and upon assumptions that the Company believes are reasonable to reflect the impact of the Merger with the WarnerMedia Business on the Company's historical financial information on a supplemental pro forma basis. Adjustments do not include costs related to integration activities, cost savings or synergies that have been or may be achieved by the combined business. Reporting Segments In connection with the Merger, the Company reevaluated and changed its segment presentation during the quarter ended June 30, 2022. Accordingly, beginning in the quarter ended June 30, 2022, and for all periods presented, we are reporting results based on the following segments: Networks, consisting primarily of our domestic and international television networks Direct-to-Consumer ("DTC"), consisting primarily of our premium pay TV and digital content services Studios, consisting primarily of the production and release of feature films for initial exhibition in theaters and/or on our DTC services, production and initial licensing of television programs to third party and our networks/DTC services, distribution of our films and television programs to various third party and internal television and streaming services, distribution through the home entertainment market (physical and digital), related consumer products and themed experience licensing, and interactive gaming. Financial Measures Warner Bros. Discovery previously used the non-GAAP measure of Adjusted OIBDA as an important financial measure, among other measures, to evaluate the operating performance of our business. Adjusted OIBDA was defined as operating income excluding: (i) employee share-based compensation, (ii) depreciation and amortization, (iii) restructuring and other charges, (iv) certain impairment charges, (v) gains and losses on business and asset dispositions, (vi) certain inter-segment eliminations related to production studios, (vii) third-party transaction and integration costs, and (viii) other items impacting comparability. Beginning with the period ended June 30, 2022, and for all periods presented, Warner Bros. Discovery will utilize the non-GAAP measure of Adjusted EBITDA, as defined below and in the Notes & Definitions section as an important financial measure, among other measures, to evaluate the operating performance of our business. The Company defines Adjusted EBITDA as operating income excluding: (i) employee share-based compensation, (ii) depreciation and amortization, (iii) restructuring and facility consolidation, (iv) certain impairment charges, (v) gains and losses on business and asset dispositions, (vi) certain inter-segment eliminations, (vii) third-party transaction and integration costs, (viii) amortization of purchase accounting fair value step-up for content, (ix) amortization of capitalized interest for content, and (x) other items impacting comparability. Adjusted EBITDA should be considered in addition to, but not a substitute for, operating income, net income and other measures of financial performance reported in accordance with U.S. GAAP. Non-GAAP Financial Measures In addition to financial measures prepared in accordance with U.S. GAAP, this communication may also contain certain non-GAAP financial measures, identified with an "(*)". Reconciliations between the non-GAAP financial measures and the closest GAAP financial measures are available in the trending schedules and in the "Quarterly Results" section of the Warner Bros. Discovery, Inc. investor relations website at: https://ir.wbd.com. Rounding Numbers presented in the following materials are on a rounded basis using actual amounts. Minor differences in totals and percentages may exist due to rounding.

Actual consolidated statement of operations (GAAP income statement)

WARNER BROS. DISCOVERY

Unaudited; in millions

	Actual											
	3 Months Ending				12 Months Ending	3 Months Ending				12 Months Ending	3 Months Ending	
	3/31/21	6/30/21	9/30/21	12/31/21	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	12/31/22	3/31/23	6/30/23
Revenues:												
Distribution	$ 1,258	$ 1,312	$ 1,328	$ 1,304	$ 5,202	$ 1,352	$ 4,838	$ 4,990	$ 4,962	$ 16,142	$ 5,163	$ 5,135
Advertising	1,409	1,634	1,453	1,698	6,194	1,476	2,721	2,042	2,285	8,524	2,298	2,519
Content	112	100	352	173	737	323	2,064	2,531	3,442	8,360	2,954	2,446
Other	13	16	17	12	58	8	204	260	319	791	285	258
Total revenues	**2,792**	**3,062**	**3,150**	**3,187**	**12,191**	**3,159**	**9,827**	**9,823**	**11,008**	**33,817**	**10,700**	**10,358**
Costs and expenses:												
Costs of revenues, excluding depreciation and amortization	969	1,055	1,529	1,067	4,620	1,236	6,625	5,627	6,954	20,442	6,685	6,636
Selling, general and administrative	1,051	952	944	1,069	4,016	1,040	3,538	2,589	2,511	9,678	2,388	2,562
Depreciation and amortization	361	341	341	539	1,582	525	2,266	2,233	2,169	7,193	2,058	1,914
Restructuring	15	7	7	3	32	5	1,033	1,521	1,198	3,757	95	146
Impairments and (gain) loss on dispositions	—	(72)	—	1	(71)	—	4	43	70	117	31	6
Total costs and expenses	**2,396**	**2,283**	**2,821**	**2,679**	**10,179**	**2,806**	**13,466**	**12,013**	**12,902**	**41,187**	**11,257**	**11,264**
Operating income (loss)	**396**	**779**	**329**	**508**	**2,012**	**353**	**(3,639)**	**(2,190)**	**(1,894)**	**(7,370)**	**(557)**	**(906)**
Interest expense, net	(163)	(157)	(159)	(154)	(633)	(153)	(511)	(555)	(558)	(1,777)	(571)	(574)
Other income (expense), net	64	98	63	(171)	54	476	(94)	(106)	(89)	187	(110)	—
Income (loss) before income taxes	**297**	**720**	**233**	**183**	**1,433**	**676**	**(4,244)**	**(2,851)**	**(2,541)**	**(8,960)**	**(1,238)**	**(1,480)**
Income tax (expense) benefit	(106)	(2)	(36)	(92)	(236)	(201)	836	566	462	1,663	178	260
Net income (loss)	**191**	**718**	**197**	**91**	**1,197**	**475**	**(3,408)**	**(2,285)**	**(2,079)**	**(7,297)**	**(1,060)**	**(1,220)**
Net income attributable to noncontrolling interests	(51)	(46)	(41)	(53)	(191)	(19)	(10)	(23)	(22)	(74)	(9)	(20)
Net income (loss) available to Warner Bros. Discovery, Inc.	**$ 140**	**$ 672**	**$ 156**	**$ 38**	**$ 1,006**	**$ 456**	**$ (3,418)**	**$ (2,308)**	**$ (2,101)**	**$ (7,371)**	**$ (1,069)**	**$ (1,240)**

The information in the above table presents WBD's financial results based on its Merger with the WarnerMedia Business completed on 4/8/22.

For the periods ended 3/31/21 through 3/31/22, the table represents Discovery, Inc. financial results.

For the period ended 6/30/22, the table represents Discovery, Inc. financial results for 4/1/22 - 4/8/22, and the combined business's financial results for 4/9/22 - 6/30/22.

For the periods ended 9/30/22 and beyond, the table represents Warner Bros. Discovery.

Actual reconciliation of net income to adjusted earnings before interest, taxes, depreciation and amortization (non-GAAP)

Unaudited; in millions

	Actual											
	3 Months Ending				12 Months Ending	3 Months Ending				12 Months Ending	3 Months Ending	
	3/31/21	6/30/21	9/30/21	12/31/21	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	12/31/22	3/31/23	6/30/23
Net loss available to Warner Bros. Discovery, Inc.	**$ 140**	**$ 672**	**$ 156**	**$ 38**	**$ 1,006**	**$ 456**	**$ (3,418)**	**$ (2,308)**	**$ (2,101)**	**$ (7,371)**	**$ (1,069)**	**$ (1,240)**
Net income attributable to noncontrolling interests	51	46	41	53	191	19	10	23	22	74	9	20
Net income	**191**	**718**	**197**	**91**	**1,197**	**475**	**(3,408)**	**(2,285)**	**(2,079)**	**(7,297)**	**(1,060)**	**(1,220)**
Income tax expense (benefit)	106	2	36	92	236	201	(836)	(566)	(462)	(1,663)	(178)	(260)
Other (income) expense, net	(64)	(98)	(63)	171	(54)	(476)	94	106	89	(187)	110	—
Interest expense, net	163	157	159	154	633	153	511	555	558	1,777	571	574
Operating income (loss)	**396**	**779**	**329**	**508**	**2,012**	**353**	**(3,639)**	**(2,190)**	**(1,894)**	**(7,370)**	**(557)**	**(906)**
Impairments and (gain) loss on dispositions	—	(72)	—	1	(71)	—	4	43	70	117	31	6
Restructuring	15	7	7	3	32	5	1,033	1,521	1,198	3,757	95	146
Depreciation and amortization	361	341	341	539	1,582	525	2,266	2,233	2,169	7,193	2,058	1,914
Employee share-based compensation	61	27	36	43	167	57	147	113	93	410	106	135
Transaction and integration costs	4	35	13	43	95	87	983	59	66	1,195	47	47
Facility consolidation costs	—	—	—	—	—	—	—	—	—	—	—	23
Amortization of fair value step-up for content	—	—	—	—	—	—	870	645	901	2,416	831	762
Amortization of capitalized interest for content	—	—	—	—	—	—	—	—	—	—	—	22
Adjusted EBITDA[(1)(*)]	**$ 837**	**$ 1,117**	**$ 726**	**$ 1,137**	**$ 3,817**	**$ 1,027**	**$ 1,664**	**$ 2,424**	**$ 2,603**	**$ 7,718**	**$ 2,611**	**$ 2,149**

(*) A non-GAAP financial measure; see the Notes and Definitions section for additional details.

The information in the above table presents WBD's financial results based on its Merger with the WarnerMedia Business completed on 4/8/22.

For the periods ended 3/31/21 through 3/31/22, the table represents Discovery, Inc. financial results.

For the period ended 6/30/22, the table represents Discovery, Inc. financial results for 4/1/22 - 4/8/22, and the combined business's financial results for 4/9/22 - 6/30/22.

For the periods ended 9/30/22 and beyond, the table represents Warner Bros. Discovery.

Studios segment

Unaudited; in millions

	Pro Forma Combined										Actual	
	3 Months Ending				12 Months Ending	3 Months Ending				12 Months Ending	3 Months Ending	
	3/31/21	6/30/21	9/30/21	12/31/21	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	12/31/22	3/31/23	6/30/23
Revenues:												
Distribution	$ 3	$ 5	$ 2	$ 4	$ 14	$ 5	$ 5	$ 4	$ 4	$ 18	$ 3	$ 3
Advertising	21	27	35	40	123	9	10	8	(3)	24	3	4
Content	3,069	3,197	3,173	4,917	14,356	3,352	3,187	2,884	3,631	13,054	3,027	2,398
Other	81	104	143	188	516	138	162	192	210	702	179	176
Total revenues	**3,174**	**3,333**	**3,353**	**5,149**	**15,009**	**3,504**	**3,364**	**3,088**	**3,842**	**13,798**	**3,212**	**2,581**
Costs of revenues, excluding depreciation and amortization	2,092	2,244	2,050	3,206	9,592	2,065	2,334	1,756	2,547	8,702	1,959	1,645
Selling, general and administrative	652	650	747	723	2,772	629	621	570	527	2,347	646	630
Adjusted EBITDA[(1)]	**$ 430**	**$ 439**	**$ 556**	**$ 1,220**	**$ 2,645**	**$ 810**	**$ 409**	**$ 762**	**$ 768**	**$ 2,749**	**$ 607**	**$ 306**

The information in the above table for the three months ended March 31, 2021 through the three months ended December 31, 2022 present WBD's financial results as if the Merger had been completed on 1/1/21 rather than on 4/8/22.

Items impacted by this pro forma presentation are primarily related to Purchase Price Amortization, included within depreciation and amortization, and Amortization of Fair Value Step-up for Content.

For the three months ended March 31, 2023 and subsequent periods, the above table presents WBD's actual financial results based on the Merger completion date of 4/8/22.

Networks segment

Unaudited; in millions

	Pro Forma Combined										Actual	
	3 Months Ending				12 Months Ending	3 Months Ending				12 Months Ending	3 Months Ending	
	3/31/21	6/30/21	9/30/21	12/31/21	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	12/31/22	3/31/23	6/30/23
Revenues:												
Distribution	$ 3,162	$ 3,087	$ 3,065	$ 3,015	$ 12,329	$ 3,132	$ 3,012	$ 2,924	$ 2,874	$ 11,942	$ 2,995	$ 2,941
Advertising	2,646	2,796	2,268	2,683	10,393	2,632	2,802	1,944	2,226	9,604	2,237	2,448
Content	307	219	456	292	1,274	515	241	277	307	1,340	245	284
Other	46	62	81	45	234	53	66	69	112	300	104	85
Total revenues	**6,161**	**6,164**	**5,870**	**6,035**	**24,230**	**6,332**	**6,121**	**5,214**	**5,519**	**23,186**	**5,581**	**5,758**
Costs of revenues, excluding depreciation and amortization	2,492	2,727	2,380	2,425	10,024	2,950	3,020	1,906	2,278	10,154	2,594	2,849
Selling, general and administrative	794	755	778	892	3,219	796	744	678	763	2,981	694	743
Adjusted EBITDA[(1)]	**$ 2,875**	**$ 2,682**	**$ 2,712**	**$ 2,718**	**$ 10,987**	**$ 2,586**	**$ 2,357**	**$ 2,630**	**$ 2,478**	**$ 10,051**	**$ 2,293**	**$ 2,166**

The information in the above table for the three months ended March 31, 2021 through the three months ended December 31, 2022 present WBD's financial results as if the Merger had been completed on 1/1/21 rather than on 4/8/22.

Items impacted by this pro forma presentation are primarily related to Purchase Price Amortization, included within depreciation and amortization, and Amortization of Fair Value Step-up for Content.

For the three months ended March 31, 2023 and subsequent periods, the above table presents WBD's actual financial results based on the Merger completion date of 4/8/22.

DTC segment

Unaudited; in millions, except for ARPU[2]

	Pro Forma Combined										Actual	
	3 Months Ending				12 Months Ending	3 Months Ending				12 Months Ending	3 Months Ending	
	3/31/21	6/30/21	9/30/21	12/31/21	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	12/31/22	3/31/23	6/30/23
Revenues:												
Distribution	$ 1,919	$ 2,176	$ 2,246	$ 2,097	$ 8,438	$ 2,211	$ 2,164	$ 2,062	$ 2,084	$ 8,521	$ 2,165	$ 2,192
Advertising	19	37	54	70	180	81	97	106	123	407	103	121
Content	112	136	194	191	633	221	143	145	243	752	185	410
Other	6	3	3	2	14	2	6	4	1	13	2	9
Total revenues	**2,056**	**2,352**	**2,497**	**2,360**	**9,265**	**2,515**	**2,410**	**2,317**	**2,451**	**9,693**	**2,455**	**2,732**
Costs of revenues, excluding depreciation and amortization	1,496	1,655	1,768	1,938	6,857	1,994	2,065	2,118	2,011	8,188	1,815	1,951
Selling, general and administrative	1,077	1,008	1,038	1,150	4,273	1,175	903	833	657	3,568	590	784
Adjusted EBITDA[1]	**$ (517)**	**$ (311)**	**$ (309)**	**$ (728)**	**$ (1,865)**	**$ (654)**	**$ (558)**	**$ (634)**	**$ (217)**	**$ (2,063)**	**$ 50**	**$ (3)**

	Subscriber Metrics											
	3 Months Ending				12 Months Ending	3 Months Ending				12 Months Ending	3 Months Ending	
	3/31/21	6/30/21	9/30/21	12/31/21	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	12/31/22	3/31/23	6/30/23
Global Max, HBO Max, HBO, and Discovery+ Subscribers[3]		**76.1**	**80.0**	**86.2**	**86.2**	**90.6**	**92.2**	**95.0**	**96.1**	**96.1**	**97.6**	**95.8**
Global ARPU							**$ 7.58**	**$ 7.38**	**$ 7.39**		**$ 7.48**	**$ 7.71**
Domestic Subscribers		49.8	48.9	51.2	51.2	53.4	53.1	53.6	54.6	54.6	55.3	54.0
Domestic ARPU							$ 10.54	$ 10.66	$ 10.83		$ 10.82	$ 11.09
International Subscribers		26.3	31.1	34.9	34.9	37.2	39.2	41.4	41.5	41.5	42.3	41.8
International ARPU							$ 3.51	$ 3.37	$ 3.28		$ 3.48	$ 3.65

The information in the above table for the three months ended March 31, 2021 through the three months ended December 31, 2022 present WBD's financial results as if the Merger had been completed on 1/1/21 rather than on 4/8/22.

Items impacted by this pro forma presentation are primarily related to Purchase Price Amortization, included within depreciation and amortization, and Amortization of Fair Value Step-up for Content.

For the three months ended March 31, 2023 and subsequent periods, the above table presents WBD's actual financial results based on the Merger completion date of 4/8/22.

Corporate, and Inter-segment Eliminations

WARNER BROS. DISCOVERY

Unaudited; in millions

	Pro Forma Combined										Actual	
	3 Months Ending				12 Months Ending	3 Months Ending				12 Months Ending	3 Months Ending	
Corporate Segment	3/31/21	6/30/21	9/30/21	12/31/21	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	12/31/22	3/31/23	6/30/23
Adjusted EBITDA[(1)]	$ (278)	$ (341)	$ (326)	$ (406)	$ (1,351)	$ (357)	$ (405)	$ (340)	$ (451)	$ (1,553)	$ (355)	$ (245)

	Pro Forma Combined										Actual	
	3 Months Ending				12 Months Ending	3 Months Ending				12 Months Ending	3 Months Ending	
Inter-segment Eliminations	3/31/21	6/30/21	9/30/21	12/31/21	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	12/31/22	3/31/23	6/30/23
Inter-segment revenue eliminations	$ (675)	$ (648)	$ (751)	$ (1,145)	$ (3,219)	$ (926)	$ (1,088)	$ (785)	$ (832)	$ (3,631)	$ (548)	$ (712)
Inter-segment expense eliminations	(682)	(679)	(786)	(1,082)	(3,229)	(922)	(1,051)	(791)	(857)	(3,621)	(564)	(637)
Adjusted EBITDA[(1)]	$ 7	$ 31	$ 35	$ (63)	$ 10	$ (4)	$ (37)	$ 6	$ 25	$ (10)	$ 16	$ (75)

The information in the above table for the three months ended March 31, 2021 through the three months ended December 31, 2022 present WBD's financial results as if the Merger had been completed on 1/1/21 rather than on 4/8/22.

Items impacted by this pro forma presentation are primarily related to Purchase Price Amortization, included within depreciation and amortization.

For the three months ended March 31, 2023 and subsequent periods, the above table presents WBD's actual financial results based on the Merger completion date of 4/8/22.

Free Cash Flow (non-GAAP); Net debt (non-GAAP)

WARNER BROS. DISCOVERY

Reported unless where otherwise noted; unaudited; in millions

	Reported										
	3 Months Ending				12 Months Ending	3 Months Ending				12 Months Ending	3 Months Ending	
	3/31/21	6/30/21	9/30/21	12/31/21	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	12/31/22	3/31/23	6/30/23
Reported Free Cash Flow:												
Cash provided by (used for) operating activities	$ 269	$ 834	$ 811	$ 884	$ 2,798	$ 323	$ 1,011	$ 124	$ 2,846	$ 4,304	$ (631)	$ 2,014
Less: Purchases of property and equipment	(90)	(77)	(106)	(100)	(373)	(85)	(222)	(316)	(364)	(987)	(299)	(292)
Reported Free Cash Flow[4][*]	**$ 179**	**$ 757**	**$ 705**	**$ 784**	**$ 2,425**	**$ 238**	**$ 789**	**$ (192)**	**$ 2,482**	**$ 3,317**	**$ (930)**	**$ 1,722**
Reported Gross to Net Debt:												
Current portion of debt	$ 351	$ 585	$ 349	$ 339	$ 339	$ 794	$ 1,097	$ 1,257	$ 365	$ 365	$ 3,496	$ 3,001
Plus: Noncurrent portion of debt	15,115	14,899	14,868	14,848	14,848	14,030	51,662	48,887	48,911	48,911	45,719	44,563
Plus: Finance leases	222	217	266	255	255	249	284	268	268	268	251	246
Reported Gross Debt[5][*]	**$ 15,688**	**$ 15,701**	**$ 15,483**	**$ 15,442**	**$ 15,442**	**$ 15,073**	**$ 53,043**	**$ 50,412**	**$ 49,544**	**$ 49,544**	**$ 49,466**	**$ 47,810**
Less: Cash and cash equivalents	2,008	2,834	3,126	3,905	3,905	4,165	3,896	2,513	3,930	3,930	2,639	3,077
Reported Net Debt[6][*]	**$ 13,680**	**$ 12,866**	**$ 12,358**	**$ 11,544**	**$ 11,544**	**$ 10,910**	**$ 49,147**	**$ 47,899**	**$ 45,614**	**$ 45,614**	**$ 46,827**	**$ 44,733**
LTM EBITDA[7][*]	3,920	3,910	3,682	3,817	3,817	4,007	9,556	9,312	9,174	9,174	9,404	9,787
LTM Gross Leverage Ratio[8][*]	4.0x	4.0x	4.2x	4.0x	4.0x	3.8x	5.6x	5.4x	5.4x	5.4x	5.3x	4.9x
LTM Net Leverage Ratio[9][*]	**3.5x**	**3.3x**	**3.4x**	**3.0x**	**3.0x**	**2.7x**	**5.1x**	**5.1x**	**5.0x**	**5.0x**	**5.0x**	**4.6x**

(*) A non-GAAP financial measure; see the Notes and Definitions section for additional details and the below reconciliations.

For the periods ending 3/31/21 through 3/31/22, LTM EBITDA is based on historical Discovery, Inc. standalone Adjusted OIBDA.

For the periods ending 6/30/22 through 12/31/22, LTM EBITDA is based on pro forma combined Adjusted EBITDA contained in this trending schedule.

For the period ending 3/31/23, LTM EBITDA is based on pro forma combined Adjusted EBITDA for the periods ending 6/30/22 through 12/31/22 and actual Adjusted EBITDA for the period ending 3/31/23.

For more information, please refer note seven (7) in the Notes and Definitions as well as the *New Financial Measures* disclosure.

2021 & 2022 Pro forma combined consolidated statement of operations (GAAP income statement)

Unaudited; in millions

	Pro Forma Combined									
	3 Months Ending				12 Months Ending	3 Months Ending				12 Months Ending
	3/31/21	6/30/21	9/30/21	12/31/21	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	12/31/22
Revenues:										
Distribution	$ 5,084	$ 5,268	$ 5,313	$ 5,116	$ 20,781	$ 5,348	$ 5,181	$ 4,990	$ 4,962	$ 20,481
Advertising	2,660	2,825	2,343	2,761	10,589	2,710	2,899	2,042	2,285	9,936
Content	2,835	2,942	3,108	4,307	13,192	3,174	2,510	2,531	3,442	11,657
Other	143	176	216	229	764	209	233	260	319	1,021
Total revenues	**10,722**	**11,211**	**10,980**	**12,413**	**45,326**	**11,441**	**10,823**	**9,823**	**11,008**	**43,095**
Costs and expenses:										
Costs of revenues, excluding depreciation and amortization	6,275	6,715	6,073	6,910	25,973	6,497	7,145	5,399	6,526	25,567
Selling, general and administrative	3,714	2,812	3,003	3,474	13,003	3,338	2,985	2,589	2,511	11,423
Depreciation and amortization	2,163	2,071	1,999	2,123	8,356	1,942	1,846	1,768	1,671	7,227
Restructuring	106	7	7	2	122	4	944	1,521	1,198	3,667
Impairments and (gain) loss on dispositions	—	(72)	223	1	152	—	4	43	70	117
Total costs and expenses	**12,258**	**11,533**	**11,305**	**12,510**	**47,606**	**11,781**	**12,924**	**11,320**	**11,976**	**48,001**
Operating loss	**(1,536)**	**(322)**	**(325)**	**(97)**	**(2,280)**	**(340)**	**(2,101)**	**(1,497)**	**(968)**	**(4,906)**
Interest expense, net	(678)	(720)	(657)	(604)	(2,659)	(598)	(565)	(568)	(561)	(2,292)
Other income (expense), net	138	277	(24)	(223)	168	577	(76)	(106)	(89)	306
(Loss) before income taxes	**(2,076)**	**(765)**	**(1,006)**	**(924)**	**(4,771)**	**(361)**	**(2,742)**	**(2,171)**	**(1,618)**	**(6,892)**
Income tax benefit	280	421	291	220	1,212	81	896	398	232	1,607
Net (loss)	**(1,796)**	**(344)**	**(715)**	**(704)**	**(3,559)**	**(280)**	**(1,846)**	**(1,773)**	**(1,386)**	**(5,285)**
Net income attributable to noncontrolling interests	(50)	(47)	(41)	(53)	(191)	(19)	(11)	(22)	(22)	(74)
Net (loss) available to Warner Bros. Discovery, Inc.	**$ (1,846)**	**$ (391)**	**$ (756)**	**$ (757)**	**$ (3,750)**	**$ (299)**	**$ (1,857)**	**$ (1,795)**	**$ (1,408)**	**$ (5,359)**

The information in the above table presents WBD's financial results as if the Merger had been completed on 1/1/21 rather than on 4/8/22.

Items impacted by this pro forma presentation are primarily related to Purchase Price Amortization, included within depreciation and amortization, and Amortization of Fair Value Step-up for Content, included within Cost of Revenues.

2021 & 2022 Pro forma combined reconciliation of net income to adjusted earnings before interest, taxes, depreciation and amortization (non-GAAP)

WARNER BROS. DISCOVERY

Unaudited; in millions

	Pro Forma Combined									
	3 Months Ending				12 Months Ending	3 Months Ending				12 Months Ending
	3/31/21	6/30/21	9/30/21	12/31/21	12/31/21	3/31/22	6/30/22	9/30/22	12/31/22	12/31/22
Net loss available to Warner Bros. Discovery, Inc.	**$ (1,846)**	**$ (391)**	**$ (756)**	**$ (757)**	**$ (3,750)**	**$ (299)**	**$ (1,857)**	**$ (1,795)**	**$ (1,408)**	**$ (5,359)**
Net income attributable to noncontrolling interests	50	47	41	53	191	19	11	22	22	74
Net income	**(1,796)**	**(344)**	**(715)**	**(704)**	**(3,559)**	**(280)**	**(1,846)**	**(1,773)**	**(1,386)**	**(5,285)**
Income tax (benefit)	(280)	(421)	(291)	(220)	(1,212)	(81)	(896)	(398)	(232)	(1,607)
Other (income) expense, net	(138)	(277)	24	223	(168)	(577)	76	106	89	(306)
Interest expense, net	678	720	657	604	2,659	598	565	568	561	2,292
Operating loss	**(1,536)**	**(322)**	**(325)**	**(97)**	**(2,280)**	**(340)**	**(2,101)**	**(1,497)**	**(968)**	**(4,906)**
Impairments and (gain) loss on dispositions	—	(72)	223	1	152	—	4	43	70	117
Restructuring	106	7	7	2	122	4	944	1,521	1,198	3,667
Depreciation and amortization	2,163	2,071	1,999	2,123	8,356	1,942	1,846	1,768	1,671	7,227
Employee share-based compensation	200	112	86	88	486	113	115	113	93	434
Transaction and integration costs	793	36	124	280	1,233	305	201	59	66	631
Facility consolidation costs	—	—	—	—	—	—	—	—	—	—
Amortization of fair value step-up for content	791	668	554	344	2,357	357	757	417	473	2,004
Amortization of capitalized interest for content	—	—	—	—	—	—	—	—	—	—
Adjusted EBITDA(1)(*)	**$ 2,517**	**$ 2,500**	**$ 2,668**	**$ 2,741**	**$ 10,426**	**$ 2,381**	**$ 1,766**	**$ 2,424**	**$ 2,603**	**$ 9,174**

(*) A non-GAAP financial measure; see the Notes and Definitions section for additional details.

The information in the above table presents WBD's financial results as if the Merger had been completed on 1/1/21 rather than on 4/8/22.

Items impacted by this pro forma presentation are primarily related to Purchase Price Amortization, included within depreciation and amortization, and Amortization of Fair Value Step-up for Content.

Notes & Definitions 1). Adjusted EBITDA - The Company evaluates the operating performance of its operating segments based on financial measures such as revenues and Adjusted EBITDA. Adjusted EBITDA is defined as operating income excluding: (i) employee share-based compensation, (ii) depreciation and amortization, (iii) restructuring and facility consolidation, (iv) certain impairment charges, (v) gains and losses on business and asset dispositions, (vi) certain inter-segment eliminations, (vii) third-party transaction and integration costs, (viii) amortization of purchase accounting fair value step-up for content, (ix) amortization of capitalized interest for content, and (x) other items impacting comparability. The Company uses this measure to assess the operating results and performance of its segments, perform analytical comparisons, identify strategies to improve performance, and allocate resources to each segment. The Company believes Adjusted EBITDA is relevant to investors because it allows them to analyze the operating performance of each segment using the same metric management uses. The Company excludes employee share-based compensation, restructuring, certain impairment charges, gains and losses on business and asset dispositions, and transaction and integration costs from the calculation of Adjusted EBITDA due to their impact on comparability between periods. Integration costs include transformative system implementations and integrations, such as Enterprise Resource Planning systems, and may take several years to complete. The Company also excludes the depreciation of fixed assets and amortization of intangible assets, amortization of purchase accounting fair value step-up for content, and amortization of capitalized interest for content, as these amounts do not represent cash payments in the current reporting period. Certain corporate expenses and inter-segment eliminations related to production studios are excluded from segment results to enable executive management to evaluate segment performance based upon the decisions of segment executives. Adjusted EBITDA should be considered in addition to, but not a substitute for, operating income, net income, and other measures of financial performance reported in accordance with U.S. GAAP. 2). Average Revenue Per Subscriber ("ARPU") - The Company defines DTC Average Revenue Per User ("ARPU") as total subscription revenue plus net advertising revenue for the period divided by the daily- average number of paying subscribers for the period. Where daily values are not available, the sum of beginning of period and end of period divided by two is used. Excluded from the ARPU calculation are: (i) Max/HBO Hotel and Bulk Institution subscription revenue and subscribers (i.e., subscribers billed on a bulk basis); (ii) Cinemax subscription revenue and subscribers; (iii) HBO Basic subscription revenue and subscribers (International-only); (iv) Non-discovery+ DTC revenue and subscribers; and (v) Non-Core discovery+ revenue and subscribers, and (vi) users on free trials who convert to a subscription for which we have recognized subscription revenue within the first seven days of the calendar month. 3). Direct-to-Consumer ("DTC") subscriber - We define a “Core Direct-to-Consumer ("DTC") Subscription” as: (i) a retail subscription to discovery+, HBO, HBO Max, or Max for which we have recognized subscription revenue, whether directly or through a third party, from a direct-to-consumer platform; (ii) a wholesale subscription to discovery+, HBO, HBO Max, or Max for which we have recognized subscription revenue from a fixed-fee arrangement with a third party and where the individual user has activated their subscription; (iii) a wholesale subscription to discovery+, HBO, HBO Max, or Max for which we have recognized subscription revenue on a per subscriber basis; and (iv) users on free trials who convert to a subscription for which we have recognized subscription revenue within the first seven days of the calendar month immediately following the month in which their free trial expires. We may refer to the aggregate number of Core DTC Subscriptions as “subscribers". The reported number of “subscribers” included herein and the definition of “DTC Subscription” as used herein excludes: (i) individuals who subscribe to DTC products, other than discovery+, HBO, HBO Max, and Max, that may be offered by us or by certain joint venture partners or affiliated parties from time to time; (ii) a limited number of international discovery+ subscribers that are part of non-strategic partnerships or short-term arrangements as may be identified by the Company from time to time; (iii) domestic and international Cinemax subscribers, and international basic HBO subscribers; and (iv) users on free trials except for those users on free trial that convert to a DTC Subscription within the first seven days of the next month as noted above. Domestic subscriber - We define a Domestic subscriber as a subscription based either in the United States of America or Canada. International subscriber - We define an International subscriber as a subscription based outside of the United States of America or Canada. 4). Free Cash Flow - The Company defines free cash flow as cash flow from operations less acquisitions of property and equipment. The Company believes free cash flow is an important indicator for management and investors of the Company’s liquidity, including its ability to reduce debt, make strategic investments, and return capital to stockholders. For the periods ended March 31, 2021 (3/31/21) through March 31, 2022 (3/31/22), Reported Free Cash Flow represents standalone Discovery, Inc. Free Cash Flow. For the period ended June 30, 2022 (6/30/22), Reported Free Cash Flow represents results for Discovery, Inc. for April 1 - June 30, 2022, and the WarnerMedia Business for April 9 - June 30, 2022. For the periods ended September 30, 2022 (9/30/22) and beyond, Reported Free Cash Flow represents results for Warner Bros. Discovery 5). Gross Debt - The Company defines gross debt as total debt plus finance leases. The Company uses gross debt to monitor and evaluate the Company's overall liquidity, financial flexibility and leverage. The Company believes this measure is relevant to investors as it is a financial measure frequently used in evaluating a company's financial condition. 6). Net Debt - The Company defines net debt as total debt plus finance leases less cash and cash equivalents, and restricted cash. The Company uses net debt to monitor and evaluate the Company's overall liquidity, financial flexibility and leverage. The Company believes this measure is relevant to investors as it is a financial measure frequently used in evaluating a company's financial condition. 7). LTM EBITDA - LTM EBITDA is calculated by summing the most recent four quarters of Adjusted EBITDA. For the periods ended March 31, 2021 (3/31/21) through March 31, 2022 (3/31/22), LTM EBITDA is calculated using a four period sum of standalone Discovery, Inc. Adjusted OIBDA. Historical Discovery, Inc. Adjusted OIBDA and reconciliations between the non-GAAP financial measures and the closest GAAP financial measures are available in the trending schedules and in the "Quarterly Results" section of the Warner Bros. Discovery, Inc. investor relations website at: https://ir.wbd.com. For the periods ended June 30, 2022 (6/30/22) through December 31, 2022 (12/31/22), LTM EBITDA is calculated using a four period sum of pro forma combined Adjusted EBITDA. Pro forma combined Adjusted EBITDA and reconciliations between the non-GAAP financial measures and the closest GAAP financial measures are available in the trending schedules and in the "Quarterly Results" section of the Warner Bros. Discovery, Inc. investor relations website at: https://ir.wbd.com. For the period ended June 30, 2023 (3/31/23), LTM EBITDA is calculated using a four period sum using: Pro forma combined Adjusted EBITDA for the periods ended September 30, 2022, and December 31,2022; and Actual Adjusted EBITDA for the periods ended March 31, 2023, and June 30, 2023. Pro forma combined Adjusted EBITDA, Actual Adjusted EBITDA and reconciliations between the non-GAAP financial measures and the closest GAAP financial measures are available in the trending schedules and in the "Quarterly Results" section of the Warner Bros. Discovery, Inc. investor relations website at: https://ir.wbd.com. 8). LTM Gross Leverage Ratio - The Company defines LTM Gross Leverage ratio as dividing gross debt by LTM EBITDA. The Company uses LTM gross leverage ratio to monitor and evaluate the Company's overall liquidity, financial flexibility and leverage. The Company believes this measure is relevant to investors as it is a financial measure frequently used in evaluating a company's financial condition. 9). LTM Net Leverage Ratio - The Company defines LTM Net Leverage ratio as dividing net debt by LTM EBITDA. The Company uses LTM net leverage ratio to monitor and evaluate the Company's overall liquidity, financial flexibility and leverage. The Company believes this measure is relevant to investors as it is a financial measure frequently used in evaluating a company's financial condition.